UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): February 12, 2021

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480-781-5000
(Registrant’s telephone number, including area code)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	CSL	New York Stock Exchange
Preferred stock purchase rights	n/a	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2021, Carlisle Companies Incorporated, (the “Company”) appointed Kelly P. Kamienski, Vice President & Controller and principal accounting officer, succeeding Titus B. Ball as principal accounting officer. On February 12, 2021, Mr. Ball was appointed Vice President, Finance for Carlisle Fluid Technologies, Inc., a wholly-owned subsidiary of the Company.

Ms. Kamienski, age 38, joined the Company in 2016 as Director of Technical Accounting, Financial Reporting and Controls. Ms. Kamienski also served as Manager of Accounting – Financial Reporting at Freeport-McMoRan Inc. from 2012 to 2016, Senior Accounting Analyst at Freeport-McMoRan Inc. from 2007 to 2012 and as Audit Associate at KPMG, LLP from 2006 to 2007.

In connection with her appointment as principal accounting officer, Ms. Kamienski will be entitled to participate in the Company’s employee benefit plans from time to time in effect and available to executive officers. Ms. Kamienski has also entered into the Company’s executive severance agreement, providing for benefits in the event of a “change of control,” defined generally as an acquisition by any third party of 20% or more of the outstanding voting shares of the Company or a change in the majority of the Board of Directors. In the event Ms. Kamienski’s employment is terminated within three years of a “change of control,” she would be entitled to three years compensation, including bonus, vesting of equity compensation, retirement benefits equal to the benefits she would have received had she completed three additional years of employment with the Company and continuation of all life, accident, health, savings and other fringe benefits, all in accordance with and subject to the terms of the Company’s executive severance agreement.

The foregoing description of the executive severance agreement is qualified in its entirety by reference to the full text of such agreement. A copy of the form of executive severance agreement is filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

There are no arrangements or understandings between Ms. Kamienski and any other person pursuant to which she was appointed as principal accounting officer, nor are there any transactions involving the Company and Ms. Kamienski that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the related press release is filed with this report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release of Carlisle Companies Incorporated issued February 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	February 12, 2021	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer